                                                                   EXHIBIT 10.26

                                 PROMISSORY NOTE
                                  US $20,860,000

May 12, 2004                                                  New York, New York

     FOR VALUE RECEIVED, the undersigned STONEWATER UIS FUNDING LLC, a Delaware limited liability company ("Borrower"), promises to pay GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation ("Lender"), or order, at 600 Steamboat Road, Greenwich, Connecticut 06830, or such other place as the holder hereof may designate in writing, the principal sum of Twenty Million Eight Hundred Sixty Thousand and No/100 Dollars (US$20,860,000.00), with interest on the unpaid principal balance from the date of this Note, until paid, at the rate of five and twenty one-hundredths percent (5.20%) per annum. This Promissory Note may be referred to herein as the "Note," and the loan evidenced hereby may be referred to herein as the "Loan."

     PAYMENTS OF PRINCIPAL AND INTEREST. Principal and interest shall be due and payable by Borrower to Lender in consecutive monthly installments, each in the amount of One Hundred Fourteen Thousand Five Hundred Forty-Four and 53/100 Dollars (US$114,544.53)on the first day (the "Payment Date") of each month beginning July 1, 2004 (herein "amortization commencement date"), or the New Payment Date (as hereinafter defined) of each month thereafter until the entire indebtedness evidenced hereby is fully paid, except that any remaining indebtedness, if not sooner paid, shall be due and payable on the Payment Date or the New Payment Date occurring in June, 2014 (the "Maturity Date").

     Interest on the principal sum of this Note shall be calculated on the basis of a 360 day year, and shall be charged based on the actual number of days during each month or other applicable accrual period. Interest on this Note shall be paid in arrears.

     The undersigned shall pay the holder hereof, in advance, on the date of disbursement, interest only on the outstanding principal balance of this Note, at the interest rate first mentioned above, from the date of disbursement through and including the last day of the calendar month in which this Note is executed.

     SECURITY; LOAN DOCUMENTS. The indebtedness evidenced by this Note is secured by, among other things, that certain Mortgage, Assignment of Rents and Security Agreement of even date herewith (the "Instrument"), executed by Borrower, encumbering real property more particularly described therein (the "Property"), and reference is made thereto for rights as to acceleration of the indebtedness evidenced by this Note. This Note, the Instrument, and all other documents or instruments given by Borrower or any guarantor and accepted by Lender for purposes of evidencing, securing, perfecting, or guaranteeing the indebtedness evidenced by this Note may be referred to as the "Loan Documents."

     DEFEASANCE.

     A. Notwithstanding anything to the contrary contained in this Note, the Instrument or the Loan Documents, at any time after the earlier of the forty-second (42nd) month after the date hereof or the second (2nd) anniversary of the date that is the "startup day," within the meaning of Section 860G of the Internal Revenue Code of 1986, as amended from time to time or any successor statute (the "Code"), of a "real estate mortgage investment conduit," within the meaning of Section 860D of the Code, that holds this Note and provided (unless Lender shall otherwise consent, in its sole discretion) no event of default has occurred and is continuing, Borrower shall have the right to obtain the release of the Property from the lien of the Instrument and the other Loan Documents (such release, the "Defeasance") upon the satisfaction of the following conditions precedent (all of which conditions shall become covenants upon occurrence of the Defeasance):

          (i) Borrower shall provide to Lender not less than 30 days' prior written notice specifying a date upon which a regularly scheduled installment of interest (or principal and interest) is due under the Note (a "Regular Payment Date"), on which the Defeasance Deposit (hereinafter defined) is to be made (the date so specified may be referred to as the "Defeasance Election Date").

          (ii) Borrower shall pay to Lender on the Defeasance Election Date all interest accrued and unpaid on the outstanding principal amount of this Note to the Defeasance Election Date and the scheduled principal amortization payment due on such Defeasance Election Date, together with all other amounts then due and payable under this Note, the Instrument and the other Loan Documents.

          (iii) Borrower shall irrevocably deposit with Lender an amount of U.S. Government Securities (hereinafter defined) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due dates of the payments owing hereunder, cash in an amount sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to Lender (the "CPA Certificate"), to pay and discharge the Scheduled Defeasance Payments (hereinafter defined). The securities so deposited, together with any interest or other increase from the issuer of the securities earned thereon and any replacements thereof, shall be referred to herein as the "Defeasance Deposit."

          (iv) Borrower shall cause the following to be delivered to Lender on or prior to the Defeasance Election Date, all in form and substance satisfactory to Lender in its reasonable discretion:

               (a) a security agreement, in form and substance satisfactory to Lender, creating a first priority lien on the Defeasance Deposit (the "Defeasance Security Agreement");

               (b) the CPA Certificate;

               (c) a certificate of Borrower certifying that all requirements for the Defeasance set forth herein have been satisfied;

               (d) an opinion of counsel for Borrower in form and substance satisfactory to Lender to the effect that (i) Lender has a perfected first priority security interest in the Defeasance Deposit, and (ii) the holder of this Note will not recognize income, gain or loss for United States federal income tax purposes as a result of the defeasance and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if the Defeasance had not occurred, and
(iii) any holder, trustee or
custodian of this Note which is a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code will not fail to maintain its status as such as a result of the Defeasance;

               (e) evidence in writing from the applicable rating agencies for any securitization transaction of which this Note is a part, to the effect that the Defeasance will not result in a downgrading, withdrawal, or qualification of the ratings in effect immediately prior to such Defeasance for the then-outstanding securities issued in connection with such securitization;

               (f) evidence satisfactory to Lender that suitable arrangements have been made to maintain the existence of Borrower during the time thereafter when the Note shall be outstanding; and

               (g) such other certificates, documents or instruments as Lender may reasonably request or as may be required by the rating agencies referred to above.

          (v) Either (i) Borrower shall deliver to Lender a certificate stating that at all times following the Defeasance, Borrower shall have no interest in any assets other than the Defeasance Deposit, or (ii) Borrower shall satisfy all of the requirements of Section C below.

          (vi) Borrower shall pay to Lender all reasonable actual costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred or anticipated to be incurred by Lender in connection with the Defeasance.

     B. Upon compliance with the requirements of Section A above, Lender shall cause the Property to be released from the lien of the Instrument (or, upon the request of Borrower, to the extent permitted by law, deliver an assignment of the Instrument), the obligations hereunder and under the other Loan Documents which with respect to the Property shall no longer be applicable, and the Defeasance Deposit shall be the sole source of collateral securing this Note. Lender shall apply the Defeasance Deposit and the payments received therefrom to the payment of all scheduled principal and interest payments due on all successive payment dates under this Note after the Defeasance Election Date and the payment due on the maturity date specified in this Note (the "Scheduled Defeasance Payments"). Borrower, pursuant to the Defeasance Security Agreement or other appropriate document, shall direct that the payments received from the Defeasance Deposit shall be made directly to Lender and applied to satisfy the obligations of Borrower under this Note.

     C. If, after the Defeasance, Borrower will own any assets other than the Defeasance Deposit, Borrower shall establish or designate a single-purpose, bankruptcy-remote successor entity acceptable to Lender (the "Successor Borrower"), with respect to which a nonconsolidation opinion reasonably satisfactory in form and substance to Lender and any applicable rating agencies shall be delivered to Lender and such rating agencies (if such a nonconsolidation opinion was required of Borrower in connection with the origination of the indebtedness secured hereby) in which case Borrower shall transfer and assign to the Successor Borrower all obligations, rights and duties under this Note and the Defeasance Security Agreement, together with the pledged Defeasance Deposit. The Successor Borrower shall assume the obligations of Borrower under this Note and the Defeasance Security Agreement, and

Borrower shall be relieved of its obligations hereunder and thereunder. Borrower shall pay not less than $1,000 to the Successor Borrower as consideration for assuming such Borrower obligations.

     D. As used herein, the term "U.S. Government Securities" shall mean securities that are (i) direct obligations of the United States of America for the full and timely payment of which its full faith and credit is pledged or
(ii) obligations of an entity controlled or supervised by and acting as an agency or instrumentality and guaranteed as a full faith and credit obligation which shall be fully and timely paid by the United States of America, which in either case are not callable or redeemable at the option of the issuer thereof (including a depository receipt issued by a bank (as defined in Section 3(a)(2) of the United States Securities Act) as custodian with respect to any such U.S. Government Securities or a specific payment of principal of or interest on any such U.S. Government Securities held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the securities or the specific payment of principal of or interest on the securities evidenced by such depository receipt.

     E. If, after payment in full of all obligations evidenced by this Note or any other of the Loan Documents, any of the Defeasance Deposit remains, then on request by Borrower such remaining balance of the Defeasance Deposit shall be returned to Borrower (or to the Successor Borrower, as the case may be).

     F. Borrower shall pay to Lender upon demand all reasonable actual costs and expenses incurred by Lender in connection with any proposed Defeasance (including, without limitation, the reasonable fees and expenses of attorneys, accountants and rating agencies), whether or not such Defeasance actually occurs. At Lender's option, payment of such costs and expenses shall be a condition to any Defeasance.

     PREPAYMENT; PREPAYMENT CONSIDERATION. If any prepayment of all or any portion of the principal balance hereunder occurs, whether in connection with Lender's acceleration of the unpaid principal balance of this Note or in any other circumstances whatsoever, or if the Instrument is satisfied or released by foreclosure (whether by power of sale or judicial proceeding), deed in lieu of foreclosure or by any other means, then Borrower shall therewith pay the Prepayment Consideration. The foregoing shall not create any right of prepayment. Borrower shall have no right whatsoever to prepay all or any portion of the principal balance of this Note, except only as follows:

          (i) Borrower shall have the right to prepay and shall not be required to pay any Prepayment Consideration with respect to prepayment required by Lender pursuant to the Instrument as a result of the application of insurance proceeds or condemnation awards under the Instrument or as a result of prepayment of the entire principal balance of this Note remaining due after the application of insurance proceeds or condemnation awards under the Instrument, provided that such prepayment of the entire principal balance of this Note remaining due is made within thirty (30) days following the date of such application; and

          (ii) Further, provided an Event of Default does not exist hereunder or under any of the Loan Documents and provides not less than ten (10) days' prior written notice,

Borrower shall have the right to pay all (but not less than all) obligations then outstanding under the Loan Documents, including the prepayment of all principal, within the three month period immediately prior to the Maturity Date. In such case, there shall be no Prepayment Consideration due, except that if any such prepayment occurs on any day other than a Regular Payment Date, then in addition to the prepayment amount Borrower also shall pay to Lender the amount of interest that would have accrued under the Note on the amount being prepaid from and including the prepayment date to the next Regular Payment Date.

     The "Prepayment Consideration" shall be the amount equal to the greater of
(i) two percent of the Loan balance at the time of prepayment, or (ii) the sum of one percent of the Loan balance at the time of prepayment, plus the excess, if any, of (A) the amount of the monthly interest which would otherwise be payable on the principal balance being prepaid from the date of the first day of the calendar month immediately following the date of prepayment (unless prepayment is tendered on the first day of any calendar month during the term of this Note, in which case from the date of prepayment) to and including the Maturity Date; over (B) the amount of the monthly interest the Lender would earn if the principal balance being prepaid were reinvested for the period from the first day of the calendar month immediately following the date of prepayment (unless prepayment is tendered on the first day of any calendar month during the term of this Note, in which case from the date of prepayment) to and including the Maturity Date at the Treasury Rate (as hereinafter defined), such difference to be discounted to present value at the Treasury Rate.

     The "Treasury Rate" shall be the annualized yield on securities issued by the United States Treasury having a maturity corresponding to the remaining term to the originally scheduled Maturity Date of this Note, as quoted in Federal Reserve Statistical Release [H. 15(519)] under the heading "U.S. Government Securities - Treasury Constant Maturities" for the Treasury Rate Determination Date (as defined below), converted to a monthly equivalent yield. If yields for such securities of such maturity are not shown in such publication, then the Treasury Rate shall be determined by Lender by linear interpolation between the yields of securities of the next longer and next shorter maturities. If said Federal Reserve Statistical Release or any other information necessary for determination of the Treasury Rate in accordance with the foregoing is no longer published or is otherwise unavailable, then the Treasury Rate shall be reasonably determined by Lender based on comparable data.

     The term "Treasury Rate Determination Date" shall mean the date which is five banking days prior to the scheduled prepayment date. Lender shall notify Borrower of the amount and the basis of determination of the required Prepayment Consideration.

     EXCEPT AS EXPRESSLY OTHERWISE PROVIDED HEREIN, BORROWER HEREBY EXPRESSLY WAIVES THE RIGHT TO PREPAY THE INDEBTEDNESS EVIDENCED HEREBY IN WHOLE OR PART WITHOUT PENALTY, AND EXPRESSLY AGREES TO PAY THE AMOUNTS REQUIRED HEREIN IN THE EVENT OF AN ACCELERATION. BORROWER AGREES THAT THE PREPAYMENT CONSIDERATION REQUIRED HEREIN IS REASONABLE. BORROWER HAS GIVEN INDIVIDUAL WEIGHT TO THE CONSIDERATION IN THIS TRANSACTION FOR THIS WAIVER AND AGREEMENT. BORROWER HEREBY EXPRESSLY WAIVES THE BENEFIT OF ANY APPLICABLE LAW TO THE CONTRARY.


/s/ Illegible
-------------------------------------
Borrower Initials

     EVENTS OF DEFAULT; ACCELERATION. The following shall constitute an "Event of Default" hereunder: (i) if any installment under this Note is not paid when due, or (ii) if any condition or event occurs and continues as a consequence of which the holder hereof then has the right to accelerate the indebtedness hereunder pursuant to any of the other Loan Documents.

     Upon and at any time following the occurrence of any Event of Default, then at the option of the holder hereof and without notice, the entire principal amount and all interest accrued and outstanding hereunder and all other amounts outstanding under any of the Loan Documents shall at once become due and payable, and the holder hereof may exercise any and all of its rights and remedies under any of the Loan Documents or pursuant to applicable law. The holder hereof may so accelerate such obligations and exercise such remedies at any time after the occurrence and during the continuation of any Event of Default, regardless of any prior forbearance.

     LATE CHARGES; ADDITIONAL INTEREST ON DEFAULT. If any installment under this Note or any other amount owing hereunder or under any of the other Loan Documents (other than the payment of principal due on the Maturity Date) is not received by the holder hereof when the same is due, then the undersigned shall pay to the holder hereof a late charge of the greater of (a) US$250.00 or (b) five percent of such installment, such late charge to be immediately due and payable without demand by the holder hereof.

     In addition, the outstanding principal balance of this Note shall, upon notice to Borrower, bear interest during any period of time when any Event of Default is in existence at the rate of five percent (5.0%) per annum in excess of the rate provided in the first paragraph of this Note, or, if such increased rate of interest may not be collected from the undersigned under applicable law, then at the maximum increased rate of interest which may be collected from the undersigned under applicable law, if either (a) any installment under this Note or any other amount owing hereunder or under any of the other Loan Documents is not received by the holder hereof when the same is due, or (b) any other Event of Default occurs.

     Borrower agrees that such late charge and increased interest are reasonable and do not constitute a penalty.

     LAWFUL INTEREST. The parties hereto intend to conform strictly to the applicable usury laws. In no event, whether by reason of demand for payment, prepayment, acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged or received by the holder hereof hereunder or otherwise exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever interest would otherwise be payable to the holder hereof in excess of the maximum lawful amount, the interest payable to the holder hereof shall be reduced automatically to the maximum amount permitted by applicable law. If the holder hereof shall ever receive anything of value deemed interest under applicable law which would apart from this provision be in excess of the maximum lawful amount, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing hereunder in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the undersigned. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between the undersigned and the holder hereof.

     CERTAIN RIGHTS AND WAIVERS. From time to time, without affecting the obligation of the undersigned or the successors or assigns of the undersigned to pay the outstanding principal balance of this Note and observe the covenants of the undersigned contained herein, in the Instrument or in any other Loan Document without affecting the guaranty of any person or entity for payment of the outstanding principal balance of this Note, without giving notice to or obtaining the consent of the undersigned, the successors or assigns of the undersigned or guarantors, and without liability on the part of the holder hereof, the holder hereof may, at the option of the holder hereof, extend the time for payment of said outstanding principal balance or any part thereof, reduce the payments thereon, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, modify the terms and time of payment of said outstanding principal balance, join in any extension or subordination agreement, release any security given herefor, take or release other or additional security, and agree in writing with the undersigned to modify the rate of interest or period of amortization of this Note or change the amount of the monthly installments payable hereunder.

     Presentment, notice of dishonor, and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This Note shall be the joint and several obligation of all makers, sureties, guarantors, and endorsers, and shall be binding upon them and their successors and assigns.

     EACH OF THE UNDERSIGNED AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THIS NOTE, THE INSTRUMENT, ANY OTHER LOAN DOCUMENT, ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.

     The holder hereof shall have the right to assign or transfer, in whole or in part (including the right to grant participation interests in) any or all of its obligations under this Note, the

Instrument and any or all of the other Loan Documents. Lender shall be released of any obligations to the extent that the same are so assigned or transferred, and the rights and obligations of "Lender" hereunder shall become the rights and obligations of the transferee holder.

     NEW PAYMENT DATE. The holder hereof shall have the right, to be exercised not more than once during the term of the Loan, to change the Payment Date to a date other than the first day of each month (a "New Payment Date"), on five (5) days' written notice to Borrower; provided, however, that any such change in the Payment Date: (i) shall not modify the amount of regularly scheduled monthly principal and interest payments, except that the first payment of principal and interest payable on the New Payment Date shall be accompanied by interest at the interest rate herein provided for the period from the Payment Date in the month in which the New Payment Date first occurs to the New Payment Date, and (ii) shall extend the Maturity Date to the New Payment Date occurring in the month set forth in the definition of Maturity Date above.

     LIMITATION ON RECOURSE. Lender's rights of recourse for the obligations of Borrower hereunder are limited in accordance with the Instrument. This provision shall not limit any rights of Lender under any guaranty.

     ATTORNEYS' FEES, COSTS OF COLLECTION. Borrower shall pay to Lender on demand all reasonable actual costs and expenses, including reasonable attorneys' fees and expenses, incurred by Lender in collecting the indebtedness arising hereunder or under any other Loan Documents or secured thereby, or in determining the rights and obligations of any parties hereto or thereto, or as a consequence of any breach or default by Borrower or any guarantor hereunder or thereunder, or otherwise as a consequence of any right evidenced or secured by this Note or the Loan Documents. Without limitation, such costs and expenses to be reimbursed by Borrower shall include reasonable attorneys' fees and expenses incurred in any Bankruptcy case or proceeding and in any appeal. In the event of any dispute, action or lawsuit regarding the terms hereof or the terms of any other Loan Document, the prevailing party will have the right to recover from the other party all court costs and reasonable attorneys' fees and disbursements incurred with respect thereto, in addition to all other applicable damages and costs.

     APPLICABLE LAW. This Note shall be governed by and construed in accordance with the law of the state in which the property is located and applicable federal law.

                          (Signature on Following Page)

     IN WITNESS WHEREOF, the undersigned has executed this Promissory Note as of the date first written above.

                                        STONEWATER UIS FUNDING LLC, a
                                        Delaware limited liability company


                                        By: /s/ CONSTANTINE DAKOLIAS
                                            ------------------------------------
                                        Name: CONSTANTINE DAKOLIAS
                                        Its: AUTHORIZED SIGNATORY

                                    EXHIBIT A
                      RENT ACCOUNT BANK INSTRUCTION LETTER
                                  May 10, 2004

-------------------------------------

-------------------------------------

-------------------------------------

-------------------------------------

     Re: [Property Address]

Ladies and Gentlemen:

     STONEWATER UIS FUNDING LLC, a Delaware limited liability company (the "Borrower"), has entered into a Promissory Note, Mortgage, Assignment of Rents and Security Agreement and a Cash Management Agreement, each dated as of __________________________ (collectively, the "Loan Documents"), with Greenwich Capital Financial Products, Inc. (together with its successors and assigns, the "Lender"), pursuant to which the Lender has provided certain financing to the Borrower.

     Currently, the Borrower maintains the following account (the "Rent Account"") with you:

          Name: [Stonewater UIS Funding LLC]
          Account No.: [7217995]

     The Borrower hereby notifies you that under the terms of the Loan Documents, the Lender has required that, as of the date hereof, it implement certain automatic clearing and processing functions and hereby instructs you commencing on May 12, 2004 (the "Sweep Commencement Date"), to disburse all revenues ("Revenues") deposited in the Rent Account from time to time in accordance with the following terms and provisions:

     Promptly upon receipt of this letter, you shall establish a post office box address in which the Borrower shall cause all Revenue in the form of checks, money orders and similar instruments to be deposited. Within one Business day (as defined below) of receipt, you, as the "Clearing Bank," shall receive and process all Revenues and shall deposit the same into the account referred to above, which account, or an appropriate substitution or replacement thereof, shall thereafter be referred to as the "Clearing Account." Checks made payable to the Borrower or the Clearing Account shall be deemed suitable for deposit in the Clearing Account. Items deposited with Clearing Bank that are returned for insufficient or uncollected funds will be redeposited the first time. Items returned unpaid a second time shall be processed in accordance with the standard procedures of the Clearing Bank.

     The Clearing Account shall be an account of the Borrower but shall be under the sole dominion and control of the Lender and any servicer or other designee of the Lender (in each case, a "Servicer") named below or in a subsequent written notice from the Lender. The Clearing Account shall be assigned the federal tax identification number of the borrower, which

     Please acknowledge receipt of this letter and your agreement to the terms described herein by executed below and returning a copy of this letter to the Lender.

                                        BORROWER:

                                        STONEWATER UIS FUNDING LLC, a Delaware
                                        limited liability company


                                        By: /s/ Marc Furstein
                                            ------------------------------------
                                        Name: Marc Furstein
                                        Its: Secretary


ACKNOWLEDGED AND AGREED:

CLEARING BANK:

-------------------------------------


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

     Please acknowledge receipt of this letter and your agreement to the terms described herein by executed below and returning a copy of this letter to the Lender.

                                        BORROWER:

                                        STONEWATER USI FUNDING LLC, a Delaware
                                        limited liability company


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------


ACKNOWLEDGED AND AGREED:

CLEARING BANK:

LaSalle Bank NA


By: /s/ THERESA LYNCH
    ---------------------------------
Name: THERESA LYNCH
Title: ASSISTANT VICE PRESIDENT

                      AUTHORIZED SIGNERS FOR STONEWATER UIS
                                  FUNDING LLC:

The following individuals are authorized to sign on behalf of Stonewater UIS Funding LLC. Instruction for money movement may be communicated by fax or email:

NAME            SIGNATURE
----            ---------


Marc Furstein   /s/ Marc Furstein
                ------------------------------------


Kevin Treacy    /s/ Kevin Treacy
                ------------------------------------

PLEASE COMPLETE AND FAX TO LASALLE'S CDO GROUP: (312) 896- 1435. ORIGINAL TO FOLLOW TO: LASALLE BANK CDO TRUST SERVICES, 135 S. LASALLE ST, SUITE 1625 ATTN:
BILLY HUTCHENS, CHICAGO, ILLINOIS, 60603